UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 31, 2016

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Goldman Sachs Group, Inc. (the “Company”) has amended its indenture under which it issues senior debt securities from time to time. These amendments will apply only to debt securities issued on or after January 1, 2017. These amendments will, among other things:

•	Provide that acceleration of the payment of principal will only be permitted for (i) specified payment defaults after a 30-day grace period and (ii) insolvency events;

•	Confirm that transfers of the Company’s assets substantially as an entirety to subsidiaries of the Company are permitted without restriction; and

•

Provide that events of default and remedies, including acceleration rights, will continue to be determined on a series-by-series basis, but for this and other purposes, “series” means securities with the same CUSIP number.

These changes will only apply to any debt securities that were issued on or after January 1, 2017. For a description of these changes and related matters to consider when making an investment in the Company’s debt securities, please refer to the Prospectus dated January 6, 2017.

The changes referenced above are set forth in the Fourth Supplemental Indenture dated December 31, 2016, between the Company and The Bank of New York Mellon, as Trustee, which amends and supplements the Senior Debt Indenture dated July 16, 2008, between the Company and the Trustee. A copy of the Fourth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the description above is qualified in its entirety by reference to the full text of Exhibit 4.1.

Item 9.01	Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the offering by the Company of its Debt Securities, Warrants, Purchase Contracts, Units, Preferred Stock and Depositary Shares, from time to time pursuant to the Prospectus dated January 6, 2017, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (File No. 333-198735) (as amended, the “Registration Statement”).

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

4.1	Fourth Supplemental Senior Debt Indenture, dated as of December 31, 2016, between The Goldman Sachs Group, Inc. and The Bank of New York Mellon, as Trustee.

8.1	Tax Opinion of Sullivan & Cromwell LLP.

8.2	Tax Opinion of Sidley Austin LLP.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

23.2	Consent of Sidley Austin LLP (included as part of Exhibit 8.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: January 6, 2017	By:	/s/ Kenneth L. Josselyn
		Name:	Kenneth L. Josselyn
		Title:	Assistant Secretary